EXHIBIT 99.2, 99.3

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         On March 18, 2004, the company executed Share Purchase Agreements and a stockholders Agreement with Rex Tokyo Co. Ltd. ("Rex Tokyo") and certain of its management, pursuant to which we acquired a 60.5% ownership in Rex Tokyo. The company purchased 1,000 shares of Rex Tokyo stock for 100 million Yen, or approximately $941,000 based on the Japanese Yen/US dollar exchange rate on March 25, 2004. In addition, the company purchased 150 Rex Tokyo shares from Mr. Ejima, the CEO of Rex Tokyo, for 462,000 shares of our common stock, issued at $.30 per share, which is the average closing price for the five days prior to closing. The Stockholder's Agreement places restrictions on the sale of Rex Tokyo stock in the future, requires existing management to operate the business and places conditions on the board of director composition. This agreement can be terminated under certain conditions. The company used working capital to fund the cash portion of the purchase price. The acquisition is being accounted for as a purchase.

         Rex Tokyo is a supplier and maintenance contractor of parts to the Pachinko and machine gaming industry in Japan. Rex Tokyo is a supplier and fitter of installations for both new Pachinko parlors and stores that are carrying out re-fittings. It supplies items such as automatic medal dispensing machines, automatic cigarette butt disposal systems, lighting systems and Pachinko balls and other Pachinko accessory products as well as numerous new Pachinko and slot machines.

         The unaudited pro forma condensed balance sheet combines the company's and Rex Tokyo's balance sheet as of December 31, 2003 and September 30, 2003, respectively, gives pro forma effect to the above transaction as if it had occurred on September 30, 2003. The pro forma statement of operations combines the company's and Rex Tokyo's operations for the year ended December 31, 2003 and September 30, 2003, respectively, and the pro forma statement of operations for the nine months ended September 30, 2004 assume that the acquisition of Rex Tokyo took place on January 1, 2003 and 2004, respectively.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Rex Tokyo by the company occurred as of March 18, 2004 or during the period presented nor is it necessarily indicative of the future financial position or operating results.

         These pro forma financial statements should be read in conjunction with the audited historical financial statements and the related notes thereto for the company and Rex Tokyo included in this Form 8-K and Form 10K for the year ended December 31, 2003 filed with SEC.

         A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma financial statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the company believes to be reasonable. Consequently, the amounts reflected in the pro forma financial statements are subject to change, and the final amounts may differ substantially.

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                                                                                                                   EXHIBIT 99.2
                                                IA GLOBAL, INC. AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                              AS OF
Exchange Rate                                                                          110.82 c     110.8200 c
                                                                Historical
                                                              IA Global, Inc.     Historical
                                                              & Subsidiaries   Rex Tokyo Co Ltd
                                                                 Audited           Audited        Pro Forma         Pro Forma
                                                                12/31/2003       9/30/2003 (C)   Adjustments         Combined
                                                              ---------------  ----------------  -----------       ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents .................................  $    676,782       $ 1,377,000    $  (941,000) a    $  1,112,782
  Accounts receivable, net of allowance for doubtful accounts     1,266,335         2,095,000              -          3,361,335
  Notes receivable ..........................................             -           202,000              -            202,000
  Consumption and deferred tax receivable ...................        49,482                 -              -             49,482
  Inventories ...............................................             -            30,000              -             30,000
  Prepaid costs .............................................       438,142            11,000              -            449,142
  Subscription receivable ...................................       400,000                 -              -            400,000
  Other current assets ......................................       296,163            18,000              -            314,163
                                                               ------------       -----------    -----------       ------------
   Total current assets .....................................     3,126,904         3,733,000       (941,000)         5,918,904

EQUIPMENT, NET ..............................................           812           170,000              -            170,812

OTHER ASSETS
  Intangible assets, net ....................................     1,014,685                 -        234,000  a       1,248,685
  Goodwill ..................................................             -                 -      1,058,600  a       1,058,600
  Deferred tax asset ........................................             -           390,000              -            390,000
  Loan to QuikCAT Australia Pty Ltd .........................        74,849                 -              -             74,849
  Other assets ..............................................             -             8,000              -              8,000
                                                               ------------       -----------    -----------       ------------

                                                               $  4,217,250       $ 4,301,000    $   351,600       $  8,869,850
                                                               ============       ===========    ===========       ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ..................................  $    861,148       $ 3,925,000    $         -       $  4,786,148
  Accrued liabilities .......................................       138,580           280,000              -            418,580
  Loan payable - related party ..............................             -                 -              -                  -
  Deferred revenue ..........................................       463,120                 -              -            463,120
  Investment in QuikCAT Australia Pty Ltd ...................         1,137                 -              -              1,137
  Income taxes payable - foreign ............................        23,754           324,000              -            347,754
                                                               ------------       -----------    -----------       ------------
   Total current liabilities ................................     1,487,739         4,529,000              -          6,016,739
                                                               ------------       -----------    -----------       ------------

LONG TERM  LIABILITIES:
  Other .....................................................             -            29,000              -             29,000
                                                               ------------       -----------    -----------       ------------

MINORITY INTERESTS ..........................................        44,706                 -                            44,706
                                                               ------------       -----------    -----------       ------------

STOCKHOLDER'S EQUITY (DEFICIENCY):
  Series B Preferred stock, $.01 par value ..................            12                 -              -                 12
  Common stock, $.01 par value ..............................       718,943           361,000       (356,380) a,b       723,563
  Paid in capital ...........................................    26,049,286                 -        133,980  a,b    26,183,266
  Accumulated earnings (deficit) ............................   (24,147,785)         (574,000)       574,000  b     (24,147,785)
  Unearned compensation expense .............................             -                 -              -                  -
  Treasury stock ............................................       (50,000)                -              -            (50,000)
  Foreign currency translation adjustment ...................       114,349           (44,000)             -             70,349
                                                               ------------       -----------    -----------       ------------
   Total stockholder's equity (deficiency) ..................     2,684,805          (257,000)       351,600          2,779,405
                                                               ------------       -----------    -----------       ------------

                                                               $  4,217,250       $ 4,301,000    $   351,600       $  8,869,850
                                                               ============       ===========    ===========       ============

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements.
The September 30, 2004 balance sheet is consolidated with Rex Tokyo and is included in the Form 8-K filed on November 1, 2004.

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                                                                                                                   EXHIBIT 99.2
                                                IA GLOBAL, INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                      TWELVE MONTHS ENDED
Exchange Rate                                                                       119.39997 c  119.39997 c
                                                                Historical
                                                              IA Global, Inc.    Historical
                                                              & Subsidiaries   Rex Tokyo Co Ltd
                                                                Audited         Audited           Pro Forma         Pro Forma
                                                                12/31/2003       9/30/2003       Adjustments         Combined
                                                              ---------------  ----------------  -----------       ------------
REVENUE .....................................................  $  1,144,654      $ 24,276,000     $      -         $ 25,420,654

COST OF SALES ...............................................     1,128,075        20,791,000            -           21,919,075
                                                               ------------      ------------     --------         ------------

GROSS PROFIT ................................................        16,579         3,485,000            -            3,501,579
                                                               ------------      ------------     --------         ------------

EXPENSES:
  Selling, general and administrative .......................     2,383,253         3,668,000            -            6,051,253
  Writdown of fixed assets ..................................             -            15,000                            15,000
                                                               ------------      ------------     --------         ------------
   Total expenses ...........................................     2,383,253         3,683,000            -            6,066,253
                                                               ------------      ------------     --------         ------------

OPERATING LOSS ..............................................    (2,366,674)         (198,000)           -           (2,564,674)
                                                               ------------      ------------     --------         ------------

OTHER INCOME (EXPENSE):
  Interest income ...........................................        13,234             4,000            -               17,234
  Interest expense ..........................................      (373,999)           (8,000)           -             (381,999)
  Other income ..............................................        11,036           249,000            -              260,036
  Gain loss on sale of computer business ....................       103,785                 -            -              103,785
  Loss on equity investment in QuikCAT
         Australia Pty Ltd ..................................        (1,137)                -            -               (1,137)
  Gain on sale of iAccele Co. Ltd                                   674,406                 -            -              674,406
  Foreign currency translation adjustment ...................      (172,069)                -            -             (172,069)
  Amortization of intangible assets .........................             -                 -      (26,591) e           (26,591)
                                                               ------------      ------------     --------         ------------
   Total other income (expenses) ............................       255,256           245,000      (26,591)             473,665
                                                               ------------      ------------     --------         ------------

PROFIT (LOSS) BEFORE MINORITY INTERESTS
  AND INCOME TAXES ..........................................    (2,111,418)           47,000      (26,591)          (2,091,009)

MINORITY INTERESTS ..........................................        21,790                 -       (8,295) d            13,495
                                                               ------------      ------------     --------         ------------

PROFIT (LOSS) BEFORE INCOME TAXES ...........................    (2,133,208)           47,000      (18,296)          (2,104,504)

INCOME TAXES:
  Current ...................................................        (8,158)          320,000            -              311,842
  Deferred ..................................................        22,738          (252,000)           -             (229,262)
                                                               ------------      ------------     --------         ------------

NET LOSS ....................................................    (2,147,788)          (21,000)     (18,296)          (2,187,084)

Deemed dividends ............................................      (977,152)                -            -             (977,152)
                                                               ------------      ------------     --------         ------------

NET LOSS APPLICABLE TO COMMON ...............................  $ (3,124,940)          (21,000)    $(18,296)        $ (3,164,236)
                                                               ============      ============     ========         ============
  SHAREHOLDERS

Per Share Data ..............................................
Net loss ....................................................                                                      $      (0.04)
                                                                                                                   ============
Net loss applicable to common shareholders ..................                                                      $      (0.05)
                                                                                                                   ============
Weighted average shares outstanding .........................    59,243,914           462,000                        59,705,914
                                                                                                                   ============

     The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

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